EXHIBIT 10.1

ANNEX 1

AMENDMENT TO THE

AMMO, INC.

2017 EQUITY INCENTIVE PLAN

WHEREAS, Ammo, Inc., a Delaware corporation (the “Company”) currently maintains and sponsors the Ammo, Inc. 2017 Stock Incentive Plan (the “Plan”); and

WHEREAS, Section 14(a) of the Plan provides that the Board of the Directors of the Company (“Board”) may amend the Plan from time to time; and

WHEREAS, the Board has determined it to be in its best interests to amend the Plan as set forth herein; and

NOW, THEREFORE, effective upon the Company’s Stockholders’ approval as set forth in Section 14(a) of the Plan, the following amendment to the Plan is hereby adopted:

1. Section 3(a) of the Plan shall be amended and restated to read as follows: “ The maximum aggregate number of Shares that may be issued under the Plan through Awards is 5,000,000 Shares. The limitations of this Section 3(a) shall be subject to the adjustments provided for in Section 13 of the Plan.”

3. Except as modified by this Amendment, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this instrument as of the 23rd day of October 2020, on behalf of the Company.

AMMO, INC.

By:	/s/ Fred W. Wagenhals
Name:	Fred W. Wagenhals
Title:	Chief Executive Officer